Revenue	12 Months Ended
Dec. 31, 2024
Parent Company | Reportable Legal Entities
Revenue
Revenue

2 – Revenue

(DKK million)	2024	2023

Revenue by type:
Royalties	17,352	13,705
Reimbursement revenue - External	996	864
Reimbursement revenue - Intercompany	1,140	937
Milestone revenue	1,000	1,177
Collaboration revenue	433	307
License revenue	2	-
Net product sales - Intercompany	1,244	136

Total	22,167	17,126

Revenue by collaboration partner:
Janssen	14,422	11,949
AbbVie	394	732
Roche	741	704
Novartis	2,822	1,511
BioNTech	869	784
Pfizer[1]	533	373
Other	2	-

Total[2]	19,783	16,053

Royalties by product:
DARZALEX	13,922	11,265
Kesimpta	2,222	1,494
TEPEZZA	737	704
Other[3]	471	242

Total	17,352	13,705

[1]Pzifer acquired Seagen in December 2023

[2] Excludes Genmab’s intercompany revenue

[3]Other consist of royalties from net sales of RYBREVANT, TECVAYLI, TALVEY and TEPKINLY

Refer to Note 2.1 in the consolidated financial statements for additional information regarding revenue of the Group.